UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2011

AmeriGas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 337-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 1, 2011, AmeriGas Partners, L.P., a Delaware limited partnership (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Contribution and Redemption Agreement (the “Contribution Agreement”), dated as of October 15, 2011, with Energy Transfer Partners, L.P., a Delaware limited partnership (“ETP”), Energy Transfer Partners GP, L.P., a Delaware limited partnership and the general partner of ETP, and Heritage ETC, L.P., a Delaware limited partnership (“Contributor”, and collectively, the “Contributor Parties”).

The Contribution Agreement had provided that, (i) as a condition to the completion of the Transaction, the Contributor Parties would deliver to the Company certain audited historical financial statements of Titan Energy Partners, L.P., a Delaware limited partnership (“Titan”), and its consolidated subsidiaries and (ii) as a condition to the commencement of the Marketing Period (as such term is defined in the Contribution Agreement), the Contributor Parties would deliver to the Company certain financial statements of Heritage Operating, L.P., a Delaware limited partnership (“HOLP”), and its consolidated subsidiaries, on the one hand, and Titan and its consolidated subsidiaries, on the other hand.  The Amendment modifies the Contributor Parties’ obligations with respect to the delivery of financial statements by generally providing that ETP will not be required to deliver separate audited financial statements related to Titan and HOLP and their respective consolidated subsidiaries, but instead be required to deliver combined audited financial statements of HOLP and Titan and their respective consolidated subsidiaries.

The above description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 2.1 hereto, and the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 17, 2011, each of which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1*
Amendment No. 1, dated as of December 1, 2011, to the Contribution and Redemption Agreement, dated as of October 15, 2011, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Heritage ETC, L.P. and AmeriGas Partners, L.P.

*Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2011

AmeriGas Partners, L.P.
By:	AmeriGas Propane, Inc., its general partner

By:	/s/ Margaret M. Calabrese
	Name:	Margaret M. Calabrese
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1*
Amendment No. 1, dated as of December 1, 2011, to the Contribution and Redemption Agreement, dated as of October 15, 2011, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Heritage ETC, L.P. and AmeriGas Partners, L.P.

*Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.